Supplement to the
Fidelity® Select Portfolios® Consumer Discretionary Sector
April 29, 2013
Prospectus

The following information replaces similar information for Automotive Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 4.

Annie Rosen (portfolio manager) has managed the fund since July 2013.

The following information supplements information found in the "Additional Information about the Purchase and Sale of Shares" section under the heading "Selling Shares" on page 26.

  Certain types of transactions in employer-sponsored and 403(b) retirement plans recordkept by Fidelity, including redemptions in conjunction with plan sponsor events and redemptions of shares purchased through plan sponsor events, plan contributions or loan repayments.

The following information replaces the biographical information for Michael Weaver found in the "Fund Management" section on page 30.

Annie Rosen is portfolio manager of Automotive Portfolio, which she has managed since July 2013. Since joining Fidelity in 2003, Ms. Rosen has worked as a research associate, research analyst and portfolio manager.

SELCON-13-03  July 16, 2013
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